UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2021 (May 28, 2021)

VINCO VENTURES, INC.

(f/k/a Edison Nation, Inc.)

(Exact Name of Registrant as Specified in Charter)

Nevada	001-38448	82-2199200
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 West Broad Street, Suite 1004 Bethlehem, Pennsylvania	18018
(Address of principal executive offices)	(Zip Code)

(866) 900-0992

(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	BBIG	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [X]

Item 1.01. Entry into a Material Definitive Agreement

As previously reported by Vinco Ventures, Inc. (the “Company”) in its Current Report on Form 8-K filed with the Securities and Exchange Commission on January 21, 2021, the Company, Vinco Acquisition Corporation and ZASH Global Media and Entertainment Corporation (“ZASH”)(together, the “Parties”) entered into an Agreement to Complete a Plan of Merger (the “Agreement”). On March 30, the Parties entered into that certain First Amendment to the Agreement (“First Amendment”) to extend the closing date of the merger to on or about May 28, 2021.

On May 28, 2021, the Parties entered into that certain Second Amendment to the Agreement (the “Second Amendment”) to define certain milestones with dates to be completed to consummate the closing of the Lomotif Private Limited (“Lomotif”) acquisition and the ZASH merger; (i) the Company and ZASH intend to acquire Lomotif through their joint venture, ZVV Media Partners, LLC (the “Joint Venture”); (ii) the Parties have completed an Amended and Restated Limited Liability Company Agreement for the Joint Venture in preparation for the anticipated acquisition of Lomotif through the Joint Venture; (iii) Gemini Valuation Services will complete and present an independent third-party valuation on ZASH on or before June 11, 2021; (iv) sign the final Agreement and Plan of Merger and Reorganization on or before June 24, 2021; (v) issue a formal proxy to shareholders for the approval of the ZASH merger with the Company on or before July 15, 2021; and (vi) extend the closing date to August 31, 2021, but no later than the first business day following the satisfaction or waiver of all conditions to the obligations of the Parties to consummate the transaction.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Second Amendment to Agreement to Complete a Plan of Merger dated May 28, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 28, 2021

VINCO VENTURES, INC.

By:	/s/ Christopher B. Ferguson
Name:	Christopher B. Ferguson
Title:	Chief Executive Officer